UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005
                                                 (December 29, 2005)



                            AMERICAN AMMUNITION, INC.
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             (Exact name of registrant as specified in its charter)


      California                    000-32379                91-2021594
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


   3545 NW 71st Street, Miami, FL                                    33147
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))



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SECTION 8- OTHER EVENTS


Item 8.01- Other Events

     (a.) Pursuant to the terms outlined in the Schedule 14C filed in July 2005, the Company is pleased to announce that effective January 1, 2006, it will be operating as a Nevada corporation following completion of its merger into American Ammunition, Inc., a Nevada corporation formed solely for the purpose of reincorporating the Company in the State of Nevada. Each holder of Common Stock of the Company will receive one (1) share of $.001 par value common stock in the Nevada corporation for one (1) issued and outstanding shares of Common Stock held in the Company and holders of Preferred Stock of the Company will receive one (1) share of $.001 par value preferred stock in the Nevada corporation with the same rights and preferences as the Preferred Stock for one (1) issued and outstanding shares of Preferred Stock held in the Company. The purpose of this merger is to change the Company's domicile from California to Nevada.

     No exchange of shares is required. Existing certificates and evidences of ownership in the California corporation will be recognized as valid certificates and evidences of ownership in the Nevada corporation. The Company and the Transfer Agent are prepared to recognize and honor such documents.

     (b.) Pursuant to the terms outlined in the Schedule 14C filed in July 2005, the Company is pleased to announce that in January 2006 it will complete the reverse split of its common stock at a ratio of one (1) share for each twenty
(20) shares currently issued and outstanding. The effective date of the reverse split will be in January 2006 at a date and time approved by NASD. The Record Date for the reverse split has been set by the Board of Directors for the opening of business on December 9, 2005 (or as soon thereafter as approved by NASD). Under the terms of the Resolution approved by the Board of Directors, no exchange of share certificates is required. The Company intends to continue to use its current transfer agent in effecting the exchange of any certificates following the effectiveness of the reverse stock split. There will be no fractional shares in connection with the reverse stock split. Instead, any fractional share that results will be rounded up to the next whole share.

     No exchange of shares is required. Existing certificates will be recognized following the reverse split. The Company and the transfer agent are prepared to act on this basis.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits.

Exhibit
Number      Description
---------- -------------------------------------------------------

3(i).2 *   Articles of Incorporation filed in Nevada August 11, 2005

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* Filed Herewith.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN AMMUNITION, INC.



Dated:  December 29, 2005     By: /s/ Andres F. Fernandez
                                  ---------------------------------------------
                                  Andres F. Fernandez, Chief Executive Officer, President and Director